NATIXIS EQUITY FUNDS

NATIXIS INCOME FUNDS

NATIXIS CASH MANAGEMENT TRUST – MONEY MARKET SERIES

GATEWAY FUND

ASG GLOBAL ALTERNATIVES FUND

Supplement dated July 1, 2009, to the Natixis Funds Statement of Additional Information – Part II, dated February 1, 2009; Natixis Funds Statement of Additional Information – Part II, dated May 1, 2009; Natixis Cash Management Trust – Money Market Series Statement of Additional Information, dated September 1, 2008; Gateway Fund Statement of Additional Information and ASG Global Alternatives Fund Statement of Additional Information, each dated May 1, 2009, as each may be revised or supplemented from time to time.

Effective as of the date of this supplement, Wendell J. Knox has been appointed as an Independent Trustee to the Board of Trustees for the Natixis Funds, Loomis Sayles Funds and Hansberger International Series. Accordingly, the following is hereby added to the table located in the sub-section “Trustees and Officers” within the section “Management of the Trust(s)”:

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

Wendell J. Knox (1948)	Trustee Since 2009 Contract Review and Governance Committee Member	President and CEO of Abt Associates Inc. (research and consulting)

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Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance); Director, Greater Boston Chamber of Commerce; Director, The Efficacy Institute (non-profit education)

* Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two year term as the Chairperson of the Board of Trustees on September 14, 2007.

** Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Gateway Trust and Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P. (the “Distributor”), Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), or Loomis, Sayles & Company, L.P. are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

*** The Trustees of the Trust(s) serve as trustees of a fund complex that includes all series of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and Hansberger International Series (collectively, the “Fund Complex”).

Effective as of the date of this supplement, Wendell J. Knox became a member of the Contract Review and Governance Committee and Kenneth A. Drucker became a member of the Audit Committee. Accordingly, the list of the members of the Contract Review and Governance Committee and the Audit Committee in the sub-section “Standing Board Committees” within the section “Management of the Trust(s)” is hereby replaced with the following:

Audit Committee	Contract Review and Governance Committee
Daniel M. Cain – Chairman	Edward A. Benjamin – Chairman
Kenneth A. Drucker	Graham T. Allison, Jr.
Cynthia L. Walker	Charles D. Baker
Wendell J. Knox

As of December 31, 2008, Mr. Knox did not own shares of any Fund overseen by the Board of Trustees for the Natixis Funds, Loomis Sayles Funds and Hansberger International Series.